JPMorgan Funds - JPMorgan Insurance Trust
Rule 10f-3 Transactions
For the period from January 1, 2012 to June 30, 2012

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Rule 10f-3 Procedures of the Funds:

Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 1/5/2012
Issuer Bank of Nova Scotia (BNS 2.55% January 12, 2017)
Cusip 064159AM
Bonds 100,000
Offering Price $99.80
Spread 0.35%
Cost $99,800
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 1.24%
Syndicate Members Barclays Capital, Citigroup Global Markets, Deutsche
Bank, Bank America Merrill Lynch, Scotia Capital, Goldman Sachs,
JPMorgan, Morgan Stanley, Standard Chartered, UBS Securities, Wells
Fargo
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 1/10/12
Issuer Macys Retail Holdings Inc (M 3.875% January 15, 2022)
Cusip 55616XAF
Bonds 11,000
Offering Price $99.19
Spread 0.65%
Cost $10,911
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 1.45%
Syndicate Members Credit Suisse, Goldman Sachs, JPMorgan, Bank America
Merrill Lynch, US Bancorp, Wells Fargo, BNY Mellon, Citigroup Global
Markets, Fifth Third Securities, Loop Capital, PNC Capital, Samuel A
Ramierz & Co, Standard Chartered, Williams Capital
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 1/10/12
Issuer Macys Retail Holdings Inc (M 5.125% January 15, 2042)
Cusip 55616XAG
Bonds 9,000
Offering Price $99.85
Spread 0.88%
Cost $8,986
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 1.89%
Syndicate Members Credit Suisse, Goldman Sachs, JPMorgan, Bank America
Merrill Lynch, US Bancorp, Wells Fargo, BNY Mellon, Citigroup Global
Markets, Fifth Third Securities, Loop Capital, PNC Capital, Samuel A
Ramierz & Co, Standard Chartered, Williams Capital
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 2/1/12
Issuer Petrobras International Finance Company (PETBRA 5.375%
January 27, 2021)
Cusip 71645WAR
Bonds 45,000
Offering Price $104.18
Spread 0.30%
Cost $46,881
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 0.66%
Syndicate Members Banc Itau, BB Securities, Citigroup Global Markets,
JPMorgan, Morgan Stanley, Santander Investment Securities, Banco
Votorantim, Mitsubishi UFJ Securities
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 2/14/12
Issuer Toyota Motor Credit Corp (TOYOTA 1.00% February 17, 2015)
Cusip 89233P5Z
Bonds 80,000
Offering Price $99.85
Spread 0.23%
Cost $79,880
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 2.00%
Syndicate Members Barclays Capital, BNP Paribas, Citigroup Global
Markets, Deutsche Bank, Credit Suisse, Fifth Third Securities, JPMorgan,
Morgan Stanley, MR Beal, TD Securities, Toussaint Capital
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 2/21/12
Issuer BHP Billiton Finance (USA) Limited (BHP 1.625% February 24,
2017)
Cusip 055451AP
Bonds 28,000
Offering Price $99.73
Spread 0.35%
Cost $27,924
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 1.80%
Syndicate Members Barclays Capital, BNP Paribas, JPMorgan, RBS
Securities, UBS Securities, Austrailia & New Zealand Banking, Banco
Santander, Bank of Nova Scotia, BBVA Securities, Canadian Imperial Bank,
ING Capital, Intesa Sanpaolo, Lloyds Bank, National Austrailia Bank,
Scotia Capital, Sumitomo Mitsui Bank, TD Securities, Unicredit Bank
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 5/7/12
Issuer Devon Energy Corporation (DVN 4.75% May 15, 2042)
Cusip 25179MAN
Bonds 21,000
Offering Price $99.12
Spread 0.88%
Cost $20,814
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.64%
Syndicate Members Barclays Capital, Goldman Sachs, Morgan Stanley, RBC
Capital, RBS Securities, UBS Securities, BMO Capital Markets, Citigroup
Global Markets, Credit Suisse, Deutsche Bank, JPMorgan, Bank America
Merrill Lynch, Mitsubishi UFJ Securities, Nomura Securities, Scotia
Capital, SG Americas Securities, US Bancorp, Wells Fargo
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 5/7/12
Issuer Devon Energy Corporation (DVN 3.25% May 15, 2022)
Cusip 25179MAP
Bonds 47,000
Offering Price $99.41
Spread 0.65%
Cost $46,722
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 2.07%
Syndicate Members Barclays Capital, Goldman Sachs, Morgan Stanley, RBC
Capital, RBS Securities, UBS Securities, BMO Capital Markets, Citigroup
Global Markets, Credit Suisse, Deutsche Bank, JPMorgan, Bank America
Merrill Lynch, Mitsubishi UFJ Securities, Nomura Securities, Scotia
Capital, SG Americas Securities, US Bancorp, Wells Fargo
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 5/14/12
Issuer Kellogg Company (K 1.75% May 17, 2017)
Cusip 487836BH
Bonds 13,000
Offering Price $99.46
Spread 0.35%
Cost $12,930
Dealer Executing Trade Barclays Capital Inc
% of Offering  purchased by firm 1.12%
Syndicate Members Barclays Capital, Citigroup Global Markets, JPMorgan,
US Bancorp, Wells Fargo, Deutsche Bank, Goldman Sachs, Mitsubishi UFJ
Securities, Mizuho Securities, Rabo Securities, SunTrust Robinson
Humphrey
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 5/14/12
Issuer Kellogg Company (K 3.125% May 17, 2022)
Cusip 487836BJ
Bonds 22,000
Offering Price $99.16
Spread 0.45%
Cost $21,815
Dealer Executing Trade Barclays Capital Inc
% of Offering  purchased by firm 1.29%
Syndicate Members Barclays Capital, Citigroup Global Markets, JPMorgan,
US Bancorp, Wells Fargo, Deutsche Bank, Goldman Sachs, Mitsubishi UFJ
Securities, Mizuho Securities, Rabo Securities, SunTrust Robinson
Humphrey
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 5/15/12
Issuer Tailsman Energy Inc. (TLMCN 5.50% May 15, 2042)
Cusip 87425EAN
Bonds 60,000
Offering Price $98.14
Spread 0.88%
Cost $58,886
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 3.62%
Syndicate Members Barclays Capital, BNP Paribas, Citigroup Global
Markets, HSBC Securities, JPMorgan, Credit Suisse, Deutsche Bank, BNB
Nor Markets, Godman Sachs, Bank America Merrill Lynch, Mizuho
Securities, Morgan Stanley, RBS Securities
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 6/27/12
Issuer ADT Corporation (TYC 3.50% July 15, 2022 144A)
Cusip 00101JAB
Bonds 35,000
Offering Price $99.76
Spread 0.63%
Cost $34,917
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 0.64%
Syndicate Members Bank of America Merrill Lynch, Barclays Capital,
Citigroup Global Markets, Credit Suisse, Deutsche bank, Goldman Sachs,
JPMorgan, Morgan Stanley
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 6/27/2012
Issuer ADT Corporation (TYC 4.875% July 15, 2042 144A)
Cusip 00101JAC
Bonds 28,000
Offering Price $98.93
Spread 0.88%
Cost $27,699
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 0.77%
Syndicate Members Bank of America Merrill Lynch, Barclays Capital,
Citigroup Global Markets, Credit Suisse, Deutsche bank, Goldman Sachs,
JPMorgan, Morgan Stanley

Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 1/25/2012
Issuer Guidewire Software, Inc. (GWRE) IPO
Cusip 40171V10
Shares 1,300
Offering Price $13.00
Spread $0.91
Cost $16,900
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 3.58%
Syndicate Members J.P. Morgan, Deutsche Bank Securities, Citigroup,
Stifel Nicolaus Weisel, Pacific Crest Securities
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 2/8/2012
Issuer ChemoCentryx, Inc. (CCXI) IPO
Cusip 16383L10
Shares 12,700
Offering Price $10.00
Spread $0.70
Cost $127,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 3.11%
Syndicate Members J.P. Morgan, Citigroup, Cowen and Company
Fund JPMorgan Insurance Trust Intrepid Mid Cap Portfolio
Trade Date 3/15/2012
Issuer Allison Transmission Holdings, Inc. (ALSN) IPO
Cusip 01973R10
Shares 2,700
Offering Price $23.00
Spread $1.27
Cost $62,100
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 8.49%
Syndicate Members BofA Merrill Lynch, Citigroup, J.P. Morgan, Credit
Suisse, Morgan Stanley, Goldman, Sachs & Co., Barclays Capital, Deutsche
Bank Securities, Baird, KeyBanc Capital Markets, SMBC Nikko
Fund JPMorgan Insurance Trust Mid Cap Growth Fund
Trade Date 3/15/2012
Issuer Allison Transmission Holdings, Inc. (ALSN) IPO
Cusip 01973R10
Shares 30,600
Offering Price $23.00
Spread $1.27
Cost $703,800
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 8.49%
Syndicate Members BofA Merrill Lynch, Citigroup, J.P. Morgan, Credit
Suisse, Morgan Stanley, Goldman, Sachs & Co., Barclays Capital, Deutsche
Bank Securities, Baird, KeyBanc Capital Markets, SMBC Nikko
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 3/15/2012
Issuer M/A-COM Technology Solutions Holdings, Inc. (MTSI) IPO
Cusip 55405Y10
Shares 1,600
Offering Price $19.00
Spread $1.33
Cost $30,400
Dealer Executing Trade Barclays Bank plc
% of Offering  purchased by firm 1.01%
Syndicate Members Barclays Capital, J.P. Morgan, Jefferies, Needham &
Company, Raymond James, Stifel Nicolaus Weisel
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 3/22/2012
Issuer ExactTarget, Inc. ((ET) IPO
Cusip 30064K10
Shares 1,600
Offering Price $19.00
Spread $1.33
Cost $30,400
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 1.49%
Syndicate Members J.P. Morgan, Deutsche Bank Securities. Stifel Nicolaus
Weisel, RBC Capital Markets, Pacific Crest Securities, Canaccord
Genuity, Raymond James
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 3/22/2012
Issuer Vantiv, Inc. (VNTV) IPO
Cusip 92210H10
Shares 4,500
Offering Price $17.00
Spread $0.94
Cost $76,500
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 0.59%
Syndicate Members J.P. Morgan, Morgan Stanley, Credit Suisse, Goldman,
Sachs & Co., Deutsche Bank Securities, Citigroup, UBS Investment Bank,
Jefferies, Raymond James, William Blair & Company, Wells Fargo
Securities
Fund JPMorgan Insurance Trust Intrepid Mid Cap Portfolio
Trade Date 3/23/2012
Issuer Michael Kors Holdings Limited (KORS) Secondary
Cusip G6075410
Shares 2,700
Offering Price $47.00
Spread $1.41
Cost $126,900
Dealer Executing Trade Morgan Stanley and Company LLC
% of Offering  purchased by firm 0.15%
Syndicate Members Morgan Stanley, J.P. Morgan, Goldman, Sachs & Co.,
Baird, Jefferies, Nomura, Piper Jaffray
Fund JPMorgan Insurance Trust U.S. Equity Portfolio
Trade Date 3/30/2012
Issuer The Williams Companies, Inc. (WMB) Secondary
Cusip 96945710
Shares 2,200
Offering Price $30.59
Spread $0.92
Cost $67,298
Dealer Executing Trade Barclays Bank plc
% of Offering  purchased by firm 2.84%
Syndicate Members Barclays, Citigroup, UBS Investment Bank, Deutsche
Bank Securities, J.P. Morgan, Credit Agricole CIB, RBS, Scotiabank
Fund JPMorgan Insurance Trust U.S. Equity Portfolio
Trade Date 3/30/2012
Issuer The Williams Companies, Inc. (WMB) Secondary
Cusip 96945710
Shares 400
Offering Price $30.59
Spread $0.92
Cost $12,236
Dealer Executing Trade Barclays Bank plc
% of Offering  purchased by firm 2.84%
Syndicate Members Barclays, Citigroup, UBS Investment Bank, Deutsche
Bank Securities, J.P. Morgan, Credit Agricole CIB, RBS, Scotiabank
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 4/12/2012
Issuer Forum Energy Technologies, Inc. (FET) IPO
Cusip 34984V10
Shares 10,700
Offering Price $20.00
Spread $1.25
Cost $214,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 4.29%
Syndicate Members J.P. Morgan, BofA Merrill Lynch, Credit Suisse,
Citigroup, Deutsche Bank Securities, Simmons & Company Inernational,
Tudor Pickering Holt & Co., Capital One Southcoast, Dahlman Rose &
Company, FBR, Howard Weil Incorporated, Johnson Rice & Company L.L.C.
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 4/18/2012
Issuer Splunk Inc. (SPLK) IPO
Cusip 84863710
Shares 3,600
Offering Price $17.00
Spread $1.19
Cost $61,200
Dealer Executing Trade Morgan Stanley and Company LLC
% of Offering  purchased by firm 3.99%
Syndicate Members Morgan Stanley, Credit Suisse, J.P. Morgan, BofA
Merrill Lynch, UBS Investment Bank, Pacific Crest Securities, Cowen and
Company
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 4/19/2012
Issuer Tumi Holdings Inc. (TUMI) IPO
Cusip 89969Q10
Shares 4,500
Offering Price $18.00
Spread $1.08
Cost $81,000
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 3.60%
Syndicate Members Goldman Sachs & Co, Credit Suisse, J.P. Morgan,
William Blair & Company, Jefferies
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 5/10/2012
Issuer Audience, Inc. (ADNC) IPO
Cusip 05070J10
Shares 3,400
Offering Price $17.00
Spread $1.19
Cost $57,800
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 5.28%
Syndicate Members J.P. Morgan, Credit Suisse, Deutsche Bank Securities,
Pacific Crest Securities
Fund JPMorgan Insurance Trust Intrepid Growth Portfolio
Trade Date 5/17/2012
Issuer Facebook, Inc. (FB) IPO
Cusip 30303M10
Shares 2,100
Offering Price $38.00
Spread $0.42
Cost $79,800
Dealer Executing Trade Morgan Stanley  and Company LLC
% of Offering  purchased by firm 0.27%
Syndicate Members Morgan Stanley, J.P. Morgan, Goldman Sachs & Co., BofA
Merrill Lynch, Barclays, Allen & Company LLC, Citigroup, Credit Suisse,
Deutsche Bank Securities, RBC Capital Markets, Wells Fargo Securities
Fund JPMorgan Insurance Trust Equity Index Portfolio
Trade Date 5/24/2012
Issuer Alexion Pharmaceuticals Inc. (ALXN) Secondary
Cusip 1535110
Shares 500
Offering Price $93.02
Spread $0.54
Cost $46,510
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 0.48%
Syndicate Members Goldman Sachs & Co., cowen and Company, J.P. Morgan
Fund JPMorgan Insurance Trust Intrepid Mid Cap Portfolio
Trade Date 6/27/2012
Issuer Digital Realty Trust Inc. (DLR/NYSE) - Secondary Offering
Cusip 25386810
Shares 1,400
Offering Price 72.25
Spread $2.89
Cost $101,150
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.41%
Syndicate Members BofA Merrill Lynch, CitiGroup, Credit Suisse, Deutsche
Bank, Goldman, JP Morgan, Morgan Stanley, Barclays, Raymond James, RBC
Capital Markets, RBS, Wells Fargo Securities,Evercore, HSBC, JMP
Securities, Mitsubishi UFJ Securities, Mizuho Securities, Piper Jaffray,
Scotia Capital, SMBC Nikko Capital Markets, Stifel, Nicolaus & Company,
SunTrust Robinson Humphrey